Buffalo Flexible Allocation Fund
Schedule of Investments
June 30, 2026 (Unaudited)

COMMON STOCKS - 96.7%	Shares	Value
Communication Services - 4.1%
Diversified Telecommunication Services - 2.5%
AT&T, Inc.	100,000	$ 2,070,000
Verizon Communications, Inc.	225,000	9,526,500
		11,596,500
Entertainment - 1.6%
Lionsgate Studios Corp. (a)	480,000	7,348,800
Total Communication Services		18,945,300

Consumer Staples - 14.6%
Beverages - 4.0%
Coca-Cola Co.	100,000	8,127,000
PepsiCo, Inc.	75,000	10,155,000
		18,282,000
Consumer Staples Distribution & Retail - 4.1%
Costco Wholesale Corp.	20,000	18,709,400

Food Products - 1.2%
Conagra Brands, Inc.	40,000	538,400
General Mills, Inc.	150,000	5,220,000
		5,758,400
Household Products - 5.3%
Clorox Co.	50,000	4,772,000
Colgate-Palmolive Co.	25,000	2,292,000
Kimberly-Clark Corp.	70,000	7,683,900
Procter & Gamble Co.	65,000	9,531,600
		24,279,500
Total Consumer Staples		67,029,300

Energy - 28.0% (b)
Energy Equipment & Services - 1.6%
SLB Ltd.	165,000	7,670,850

Oil, Gas & Consumable Fuels - 26.4% (b)
APA Corp.	350,000	11,399,500
Chevron Corp.	215,000	35,638,400
ConocoPhillips	150,000	15,594,000
Delek Logistics Partners LP	140,000	7,215,600
Exxon Mobil Corp. (c)(d)	155,000	21,191,600
HF Sinclair Corp.	70,000	4,875,500
Kinder Morgan, Inc.	560,000	17,903,200
Marathon Petroleum Corp.	30,000	7,670,100
		121,487,900
Total Energy		129,158,750

Financials - 8.8%
Banks - 2.2%
Truist Financial Corp.	200,000	9,964,000

Insurance - 6.6%
Allstate Corp.	80,000	19,035,200
Arthur J. Gallagher & Co. (c)(d)	50,000	11,478,500

		30,513,700
Total Financials		40,477,700

Health Care - 17.0%
Biotechnology - 2.2%
Gilead Sciences, Inc.	80,000	10,107,200

Health Care Equipment & Supplies - 1.4%
Abbott Laboratories	70,000	6,351,800

Pharmaceuticals - 13.4%
Eli Lilly & Co.	24,000	28,786,320
Johnson & Johnson	65,000	16,508,050
Merck & Co., Inc.	80,000	10,280,000
Pfizer, Inc.	250,000	6,020,000
		61,594,370
Total Health Care		78,053,370

Industrials - 4.1%
Commercial Services & Supplies - 3.0%
Pitney Bowes, Inc.	160,000	2,803,200
Waste Management, Inc.	50,000	11,144,000
		13,947,200
Electrical Equipment - 1.1%
ABB Ltd. - ADR	45,000	4,891,500
Total Industrials		18,838,700

Information Technology - 19.1%
Communications Equipment - 4.1%
Cisco Systems, Inc.	160,000	18,793,600

IT Services - 4.3%
International Business Machines Corp.	70,000	19,684,700

Semiconductors & Semiconductor Equipment - 3.4%
QUALCOMM, Inc.	85,000	15,707,150

Software - 7.3%
Microsoft Corp.	90,000	33,571,800
Total Information Technology		87,757,250

Materials - 1.0%
Metals & Mining - 1.0%
Rio Tinto PLC - ADR	50,000	4,746,500
TOTAL COMMON STOCKS (Cost $148,509,707)		445,006,870

REAL ESTATE INVESTMENT TRUSTS - 3.3%	Shares	Value
Real Estate - 3.3%
Specialized REITs - 3.3%
Digital Realty Trust, Inc.	85,000	15,264,300
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $4,959,048)		15,264,300

SHORT-TERM INVESTMENTS
MONEY MARKET FUNDS - 0.3%	Shares	Value
First American Government Obligations Fund - Class X, 3.57% (e)	1,479,939	1,479,939
TOTAL MONEY MARKET FUNDS (Cost $1,479,939)		1,479,939

TOTAL INVESTMENTS - 100.3% (Cost $154,948,694)		461,751,109
Liabilities in Excess of Other Assets - (0.3)%	(0.00285)	(1,311,773)
TOTAL NET ASSETS - 100.0%		$ 460,439,336

Percentages are stated as a percent of net assets.

ADR - American Depositary Receipt
REIT - Real Estate Investment Trust
The Global Industry Classification Standard (“GICS®”) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

(a)	Non-income producing security.
(b)
To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect that industry or sector.

(c)	Held in connection with written option contracts. See Schedule of Written Options for further information.
(d)
All or a portion of the security has been pledged as collateral for written options. The fair value of assets committed as collateral as of June 30, 2026 was $9,815,300, which represented 2.1% of net assets..

(e)	The rate shown represents the 7-day annualized yield as of June 30, 2026.

Buffalo Flexible Allocation Fund
Schedule of Written Options
June 30, 2026 (Unaudited)

WRITTEN OPTIONS - (0.0)%	Notional Amount	Contracts	Value
Call Options - (0.0)% (a)(b)(c)
Arthur J Gallagher & Co., Expiration: 12/18/2026; Exercise Price: $290.00	$ (2,295,700)	(100)	$ (44,500)
Exxon Mobil Corp., Expiration: 07/17/2026; Exercise Price: $200.00	(7,519,600)	(550)	(550)
TOTAL WRITTEN OPTIONS (Premiums received $79,909)			$ (45,050)

Percentages are stated as a percent of net assets.

(a)	Represents less than 0.05% of net assets.
(b)	100 shares per contract.
(c)	Exchange-traded.

Summary of Fair Value Disclosure as of June 30, 2026 (Unaudited)

Buffalo Flexible Allocation Fund has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.
The following is a summary of the fair valuation hierarchy of the Fund’s securities as of June 30, 2026:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Common Stocks	$ 445,006,870	$ –	$ –	$ 445,006,870
Real Estate Investment Trusts	15,264,300	–	–	15,264,300
Money Market Funds	1,479,939	–	–	1,479,939
Total Investments	$ 461,751,109	$ –	$ –	$ 461,751,109

Liabilities:
Investments:
Written Options	$ (550)	$ (44,500)	$ –	$ (45,050)
Total Investments	$ (550)	$ (44,500)	$ –	$ (45,050)

Refer to the Schedule of Investments for further disaggregation of investment categories.